UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2008

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5001 LBJ Freeway, Suite 850
Dallas, Texas 75244

(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 2, 2008 Crdentia Corp. (the “Company”) entered into and completed a closing on a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors for the private placement of 3,333,333 shares of common stock at a price of $0.30 per share and warrants to purchase up to 1,666,667 shares of common stock for aggregate proceeds of $1,000,000.  The warrants are exercisable immediately, with an exercise price of $0.35 per share and a five (5) year term.   The shares are issued in a private placement transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

C. Fred Toney, the Chairman of the Company’s Board of Directors, through affiliated entities invested $750,000 in the private placement for 2,500,000 shares of common stock of the Company and warrants to purchase 1,250,000 shares of common stock of the Company.

Also on July 2, 2008 the Company signed agreements with Capital TempFunds (“Capital TempFunds”), a division of Capital Business Credit LLC, to have it take over from ComVest Capital, LLC (“ComVest”) a majority of the present accounts receivable based revolving credit facility and to increase the facility from $5.2 million to $7.5 million.  The expanded revolving credit facility bears interest at the greater of (a) the prime rate of interest quoted in the Wall Street Journal plus 2.0% or (b) 8.5% per annum.  Expansion of the credit facility will provide the Company with more borrowing availability.  The facility with Capital TempFunds was funded on July 7, 2008.

On July 2, 2008 (effective as of July 7, 2008), the Company entered into a series of agreements revising its obligations with ComVest.  As noted above the existing revolving credit facility with ComVest was repaid and moved to Capital TempFunds.  The term debts in place and owed to ComVest (two tranches of three-year term debts of $2.5 million each) were revised as follows:  (i) the principal payments on the Tranche A Term Note were delayed and amortization will commence in September 2009, and (ii) $1.5 million was added to the principal amount of the Tranche B Term Note to increase the principal amount from $2.5 million to $4 million.  The new Tranche B Term Note is convertible at the option of ComVest upon certain triggering events at the same price of the equity financing ($0.30 per share).  Finally, the original warrant to ComVest to purchase 8,000,000 shares of the Company’s common stock has been redeemed in exchange for a Tranche C Term Note in the principal amount of $2.4 million.

The Tranche A Term Note bears interest at 12.5% per annum and requires that (a) interest payments be made on the first calendar day of each month commencing on July 1, 2008 and (b) principal payments be made in seventeen (17) equal monthly installments of $104,166.67 beginning on September 1, 2009 and continuing through and including January 1, 2011, with the final payment due on February 28, 2011 in an amount equal to the entire remaining principal balance of the note.  The Tranche B Term Note bears interest at 12.5% per annum and requires that (a) interest payments be made on the first calendar day of each month commencing on July 1, 2008 and (b) that the principal be paid in full on February 28, 2011.  ComVest, at its option, may convert all or any portion of the unpaid principal balance and/or any accrued interest thereon into shares of the Company’s common stock at a price of $0.30 per share.  The Tranche C Term Note bears interest at 12.5% per annum and requires that (a) interest be payable upon the maturity or required prepayment in full of the note and (b) the outstanding principal of the note shall be due and payable in full on February 28, 2011.

In addition to the above, the Company issued on July 2, 2008 a Warrant to Purchase Shares of Common Stock to ComVest to purchase up to five hundred twenty five thousand (525,000) shares of common stock of the Company with an exercise price of $0.35 per share (the “Warrant”).  The Warrant is exercisable at any time after July 2, 2008 and expires on June 30, 2013.  The Warrant contains put options that allow ComVest to require the Company to redeem and purchase 80% of the Warrant for a cash purchase price ranging from $420,000 to $635,000 until June 30, 2013 in certain circumstances.  The Company has agreed to register the shares issuable upon the exercise of the Warrant pursuant to a Registration Rights Agreement dated as of July 2, 2008 by and between the Company and ComVest (the “Registration Rights Agreement”).  The Registration Rights Agreement requires registration following certain events as specified in the agreement and provides for piggyback registration rights.

The foregoing descriptions of the private placement transaction documents do not purport to be complete and are qualified in their entirety by the Securities Purchase Agreement and the form of Common Stock Purchase Warrant attached as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing descriptions of debt financing transaction documents do not purport to be complete and are qualified in their entirety by the Loan and Security Agreement with Capital TempFunds, the Amended and Restated Term Loan Agreement with ComVest, Amended and Restated Term Note (Tranche A), Amended and Restated Term Note (Tranche B), Term Note (Tranche C), the Warrant, and the Registration Rights Agreement, which are filed with this Current Report as Exhibits 10.2 through 10.8, respectively.  Pursuant to agreements by relevant parties, the documents in connection with the above equity financing and debt financing are dated as of July 2, 2008, however, the funding of the equity financing occurred between July 7, 2008 and July 9, 2008 and the funding of the debt financing occurred on July 7, 2008.

The Company issued a press release on July 9, 2008 regarding the above equity financing and debt financing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company issued a press release on June 27, 2008 regarding going private, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities

The information set forth under Item 1.01 regarding the sale of common stock and warrants is hereby incorporated by reference into this Item 3.02.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
No.	Description
4.1	Form of Common Stock Purchase Warrant.
10.1	Securities Purchase Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of July 2, 2008.
10.2	Loan and Security Agreement, by and between the Company and Capital TempFunds, dated as of July 2, 2008
10.3	Amended and Restated Term Loan Agreement, by and between the Company and ComVest Capital, LLC, dated as of July 2, 2008
10.4	Amended and Restated Term Note (Tranche A) dated July 2, 2008 by Crdentia Corp. in favor of ComVest Capital, LLC.
10.5	Amended and Restated Term Note (Tranche B) dated July 2, 2008 by Crdentia Corp. in favor of ComVest Capital, LLC.
10.6	Term Note (Tranche C) dated July 2, 2008 by Crdentia Corp. in favor of ComVest Capital, LLC.
10.7	Warrant to Purchase Common Stock of Crdentia Corp., issued to ComVest Capital, LLC as of July 2, 2008.
10.8	Amended and Restated Registration Rights Agreement dated as of July 2, 2008 by and between Crdentia Corp. and ComVest Capital, LLC.
99.1	Press release of Crdentia Corp. issued on July 9, 2008.
99.2	Press release of Crdentia Corp. issued on June 27, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.

July 10, 2008	By:	/s/ James J. TerBeest
James J. TerBeest
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description
4.1	Form of Common Stock Purchase Warrant.
10.1	Securities Purchase Agreement, by and between the Company and the investors identified on the signature pages thereto, dated as of July 2, 2008.
10.2	Loan and Security Agreement, by and between the Company and Capital TempFunds, dated as of July 2, 2008
10.3	Amended and Restate Term Loan Agreement, by and between the Company and ComVest Capital, LLC, dated as of July 2, 2008
10.4	Amended and Restated Term Note (Tranche A) dated July 2, 2008 by Crdentia Corp. in favor of ComVest Capital, LLC.
10.5	Amended and Restated Term Note (Tranche B) dated July 2, 2008 by Crdentia Corp. in favor of ComVest Capital, LLC.
10.6	Term Note (Tranche C) dated July 2, 2008 by Crdentia Corp. in favor of ComVest Capital, LLC.
10.7	Warrant to Purchase Common Stock of Crdentia Corp. issued to ComVest Capital, LLC as of July 2, 2008.
10.8	Amended and Restated Registration Rights Agreement dated July 2, 2008 by and between Crdentia Corp. and ComVest Capital, LLC.
99.1	Press release of Crdentia Corp. issued on July 9, 2008.
99.2	Press release of Crdentia Corp. issued on June 27, 2008.